TABLE OF CONTENTS

L.L. Bradford
Certified Public Accountants & Consultants

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
of Solar Park Initiatives, Inc.

We have audited the accompanying balance sheet of Solar Park Initiatives, Inc. (a development stage company) as of January 31, 2010, and the related statements of operations, stockholders' deficit, and cash flows for the period from September 25, 2009 (inception) through January 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Solar Park Initiatives, Inc. as of January 31, 2010, and the results of their operations and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has accumulated losses since inception which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

L.L. Bradford & Company, LLC

L.L. Bradford & Company, LLC
Las Vegas, Nevada
February 23, 2010

702-735-5030 • 8880 West Sunset Road, Third Floor, Las Vegas NV 89148 • www.llbradford.com

SOLAR PARK INITIATIVES, INC.
(A Development Stage Company)

BALANCE SHEET

	January 31, 2010
ASSETS	
Current assets	
Cash	$ 17,877
Total current assets	17,877
Total assets	$ 17,877
LIABILITIES AND STOCKHOLDERS' DEFICIT	
Current liabilities	
Wages payable	$ 40,143
Accrued expenses	7,097
Total current liabilities	47,240
Total libilities	47,240
Stockholders' deficit	
Common stock, $0.001 par; 100,000,000 authorized 19,389,146 issued and outstanding	19,389
Paid-in capital	197,713
Accumulated deficit	(246,465)
Total stockholders' deficit	(29,363)
Total liabilities and stockholders' deficit	$ 17,877

The accompanying notes are an integral part of these financial statements

SOLAR PARK INITIATIVES, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

		For the Period from September 25, 2009 (Inception) Through January 31, 2010
Revenues, net	$	-
Cost of sales		-
Gross profit		-
Operating expenses		
Selling, general and administrative		246,465
Total operating expenses		246,465
Loss from operations		(246,465)
Other income (expense)		
Interest expense		-
Total other income (expense)		-
Loss before provision for income taxes		(246,465)
Provision for income taxes		-
Net loss	$	(246,465)
Net loss per share – basic and diluted	$	(0.01)
Weighted average shares outstanding – basic and diluted		17,815,384

The accompanying notes are an integral part of these financial statements

SOLAR PARK INITIATIVES, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS' DEFICIT

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders Deficit
	Shares	Amount			
Balances, September 25, 2009 (Inception)	-	$ -	$ -	$ -	$ -
Shares issued to SNRY for cash, Oct 15, 2009	13,099,145	13,099	-	-	13,099
Shares issued for services, Nov 10, 2009	6,040,001	6,040	-	-	6,040
Shares issued for private placement, Dec 12, 2009	250,000	250	99,750	-	100,000
Capital contribution in the form of debt extinguishment	-	-	97,963	-	97,963
Net loss	-	-	-	(246,465)	(246,465)
Balances, January 31, 2010	19,389,146	$ 19,389	$ 197,713	$ (246,465)	$ (29,363)

The accompanying notes are an integral part of these financial statements

SOLAR PARK INITIATIVES, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS

		For the Period from September 25, 2009 (Inception) Through January 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	$	(246,465)
Adjustments to reconcile net loss to net cash used by operating activities:		
Stock based compensation		18,639
Change in operating assets and liabilities:		
Wages payable		40,143
Accrued expenses		7,097
Net cash used by operating activities		(180,586)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net proceeds from private placement		100,500
Proceeds from note payable - related party		112,963
Principal payments on notes payable - related party		(15,000)
Net cash provided by financing activities		198,463
Net increase in cash		17,877
Cash at beginning of period		-
CASH AT END OF PERIOD	$	17,877
SUPPLEMENTAL DISCLOSURES		
Interest Paid	$	-
Income Taxes Paid	$	-
SCHEDULE OF NON-CASH FINANCING ACTIVITIES		
Capital contribution in the form of debt extinguishment	$	97,963

The accompanying notes are an integral part of these financial statements

Note 1 - Description of Business

Solar Park Initiatives, Inc ("SPI", "Company", "our", "us" or "we") was incorporated on September 25, 2009 under the laws of the State of Nevada as a wholly owned subsidiary of Solar Energy Initiatives, Inc. ("SNRY") and is a renewable energy company focused on the development of solar parks for power production from solar energy has not generated any revenues from operations.

The strategy of SPI is to locate land with the following attributes:

- In states that provide large economic incentives (high price of electricity, equipment rebates, etc.),
- High "insolation" value (high average of sunny days),
- Utility infrastructure such as transmission lines running through or close to the land,
- The residents and government in the locale selected are pro solar (ease of obtaining permits),
- Ability to sign long term lease (25 years) on land with owner,
- Local utilities willing to purchase power on long term basis under a power purchase agreement (PPA).

SPI intends to generate revenue several different ways.

1. Sell the solar equipment such as the solar panels, inverters, racking and balance of system to a third party ownership entity that will operate the solar park,
2. Collect a developer fee on the total cost of the project including engineering, permitting and installation, Provides operations and maintenance service to each solar park developed,
3. SPI plans to receive a percentage of cash flow from each solar park developed, from the sale of electricity, for the length of the PPA contract.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The Company is currently a development stage enterprise reporting under the provisions of Accounting Standards Codification ("ASC") 915, *Development Stage Entity*. These financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Financial Instruments

The Company's financial instruments consist primarily of cash .

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Estimates that are critical to the accompanying financial statements arise from our belief that we will secure an adequate amount of cash to continue as a going concern, that our allowance for doubtful accounts is adequate to cover potential losses in our receivable portfolio, that all long-lived assets are recoverable. In addition, the determination and valuation of derivative financial instruments is a significant estimate. The markets for our products are characterized by intense competition, rapid technological development, evolving standards, short product life cycles and price competition, all of which could impact the future realization of our assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Revenue Recognition

The Company has no revenue and has not adopted any revenue recognition policies.

Fixed Assets

Equipment and improvements will be stated at cost less accumulated depreciation and amortization. Depreciation and amortization of equipment and improvements are provided over the estimated useful lives of the assets, or the related lease terms if shorter, by the straight-line method. Useful lives range as follows:

Category	Useful Lives
Computers and networks	3 years
Machinery and equipment	5-7 years
Furniture and fixtures	5-7 years
Office equipment	3-10 years
Leasehold improvements	Lesser of lease term or useful life of asset

Currently the Company does not have any fixed assets.

Stock-Based Compensation

The Company accounts for all compensation related to stock, options or warrants using a fair value based method whereby compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued to both employees and non-employees. Stock issued for compensation is valued based on recent sales of common stock or the value of the services, whichever is more readily determinable.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets

and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

The Company follows the accounting guidance which provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized initially and in subsequent periods. Also included is guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Basic and Diluted Net Loss per Share

Basic net loss per share is computed by dividing the loss for the period by the weighted average number of common shares outstanding for the period. Fully diluted loss per share reflects the potential dilution of securities by including other potential issuances of common stock, including shares to be issued upon exercise of stock options and warrants, in the weighted average number of shares of common stock outstanding for a period and is not presented where the effect is anti-dilutive.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivable. The Company maintains cash balances at a financial institution in Dallas Texas. Accounts at these institutions are secured by the Federal Deposit Insurance Corporation up to $250,000. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Note 3 – Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of January 31, 2010, the Company has not begun operations and has accumulated a deficit of $246,465. Its ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time and raise substantial doubt that the Company will be able to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern. Management will need to obtain additional funding by borrowing funds or through a private placement of common stock.

Note 4 – Recent Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (the "FASB") issued amendments to the accounting standard addressing multiple-deliverable revenue arrangements. The amendments provide guidance in addressing how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting, and how to allocate the consideration to each unit of accounting. In an arrangement with multiple deliverables, the delivered items shall be considered a separate unit of accounting if the delivered items have value to the customer on a stand-alone basis. Items have value on a stand-alone basis if they are sold separately by any vendor or the customer could resell the delivered items on a stand-alone basis; and if the arrangement includes a general right of return relative to the

delivered items, delivery or performance of the undelivered items is considered probable and substantially in the control of the vendor. This amendment is effective for the Company on February 1, 2011. We are currently evaluating the impact of adopting these amendments on our financial statements.

In June 2009, the FASB issued the "FASB Accounting Standards Codification" (the "Codification") as the single source of authoritative United States generally accepted accounting principles ("U.S. GAAP") recognized by the FASB. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents were superseded and all other accounting literature not included in the Codification were considered non-authoritative. While the adoption of the Codification as of January 31, 2009 and for the period then ended and all subsequent annual and interim periods changes how we reference accounting standards, the adoption did not have an impact on our financial position, results of operations or cash flows.

In June 2009, the FASB issued the consolidation guidance for variable-interest entities to replace the quantitative-based risks and rewards calculation for determining which enterprise, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance. These new standards will be effective for the Company in the first quarter of fiscal year 2011. We are currently assessing the potential impact, if any, these new standards may have on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing subsequent events. The amendments provide guidance on the definition of what qualifies as a subsequent event — those events or transactions that occur following the balance sheet date, but before the financial statements are issued, or are available to be issued — and requires companies to disclose the date through which subsequent events were evaluated and the basis for determining that date. This disclosure should alert all users of financial statements that a company has not evaluated subsequent events after that date in the set of financial statements being presented. The amendments require additional disclosures only, and did not have a material impact on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing debt securities. The amendments provide guidance in determining whether impairments in debt securities are other than temporary, and modify the presentation and disclosures surrounding such instruments. The adoption of these amendments did not have a material impact on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing fair value of financial instruments in interim reporting periods. The amendments provide guidance on the disclosure requirements about fair value of financial instruments in interim reporting periods. Such disclosures were previously required only in annual financial statements. The adoption of these amendments did not have a material impact on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing estimating fair value. The amendments provide additional authoritative guidance to assist both issuers and users of financial statements in determining whether a market is active or inactive, and whether a transaction is distressed. The adoption of these amendments did not have a material impact on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing intangibles, goodwill and other assets. The amendments provide guidance to improve the consistency between the useful life of a recognized intangible asset and

the period of expected cash flows used to measure the fair value of the asset under U.S. GAAP. The adoption of these amendments did not have a material impact on our financial position, results of operations or cash flows.

At inception, we adopted amendments to the accounting standard addressing derivatives and hedging. The amendments change the disclosure requirements for derivative instruments and hedging activities, requiring enhanced disclosures about how and why an entity uses derivative instruments, how instruments are accounted for under U.S. GAAP, and how derivatives and hedging activities affect an entity's financial position, financial performance and cash flows. The adoption of these amendments required additional disclosure only, and therefore did not have an impact on our financial position, results of operations or cash flows.

Note 5 – Fixed Assets

The Company does not own any fixed assets as of January 31, 2010.

Note 6 – Accrued Expenses

Accrued expenses consist of the following as of January 31, 2010:

Legal fees	$ 5,097
Accounting fees	2,000
	$7,097

Note 7 – Stockholders' Deficit

Common Stock

On October 29, 2009, the Board of Directors of the Company voted to increase its authorized capital stock from 100 common shares to 100,000,000 common shares, $0.001 par value per share. There are 19,389,146 shares of common stock issued and outstanding as of January 31, 2010.

In October 2009 the Company issued 13,099,145 to the SNRY for cash totaling $500 and services totaling $12,599.

In November 2009 the Company issued 6,040,001 shares to officers, employees, board members and consultants for services valued at $6,040.

During the period ended January 31, 2010, there was a private placement for the sale of units at $0.40 made up of one share of common stock and one common stock purchase warrant with an exercise price of $1.20. In December 2009, 250,000 units of common stock were issued in this private placement for $100,000.

Warrants

As of January 31, 2010, warrants to purchase 250,000 shares at a price of $1.20 of our common stock were granted in connection with the private placement as discussed above. The warrants expire in 24 months from the grant date. Additionally, if at any time the average closing price for shares of the Company's common stock on the OTC-Bulletin Board in the United States exceeds $1.50 for a period of 10 trading days or more, the Company shall have the right, upon written notice, to reduce the exercise period of the warrants to a period of 15 days from the written notice. Currently, the Company is not traded on the OTC-Bulletin Board.

Note 8 – Commitments and Contingencies

Operating Lease

We currently utilize an Executive Suite when needed in Dallas Texas. There is no lease agreement covering this rental.

Agreements for investor relations services

The Company has not committed to an agreement for investor relations' and public relations services.

Management services

Beginning October 1, 2009, the Company has an employment agreement with the Chief Executive Officer ("CEO") with a base salary of $220,000 annually. For the first 90 days of employment or until SNRY completes a spin-off of the Company the CEO will accrue monthly payroll. Payment for all accrued amounts shall be made upon completion of a spin-off from SNRY in either company stock or cash at the option of the CEO. Additionally, the CEO will receive options to purchase 200,000 shares of SNRY at an exercise price of $0.34. The options will vest according to performance metrics which are yet to be determined. Additionally, the CEO will have the option to roll the SNRY options into a pro-rata share of the Company's stock options immediately after a spinoff of SPI.

Note 9 – Related Party Transactions

Note Payable – Related Party

The Company had a note payable to SNRY for $112,963 for services performed to start the Company. A $15,000 payment was made in January 2010. The loan was unsecured, with interest at 6% per annum. A payment of $14,500 was due February 19, 2010 with the balance of principal and interest payable in monthly amounts of $7,183 per month beginning March 2010 for 12 months.

In January 2010, SNRY forgave the outstanding balance on the loan in the amount of $97,963. The Company recorded the forgiveness as a contribution of capital from SNRY.

Note 10 – Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. The Company has provided a full valuation of deferred taxes as of January 31, 2010.

Note 11 – Subsequent Events

There are no subsequent events through February 10, 2010, which is the date the financial statements were available to be released.